EXHIBIT 10.44

                                        April 25, 2006




Media & Entertainment Holdings, Inc.
4429 Edmondson Avenue
Dallas, Texas 75205


                       ---------------- ------------------------------

                  Re:     Media & Entertainment Holdings, Inc. ("Company")
                       ---------------- ------------------------------

Gentlemen:

        Each of the undersigned hereby agrees to not propose, or vote in favor of, any amendment to the Company's Certificate of Incorporation to extend the period of time in which the Company must consummate a business combination (as is more fully described in the Company's Prospectus relating to the Company's initial public offering) prior to its liquidation. Should such a proposal be put before stockholders other than through actions by any of the undersigned, each of the undersigned hereby agrees to vote against such proposal. This agreement may not be modified or amended under any circumstances.

                                                   Very truly yours,


                                                   /s/ Herbert A. Granath
                                                   ---------------------------
                                                   Herbert A. Granath


                                                   /s/ Harvey M. Seslowsky
                                                   ---------------------------
                                                   Harvey M. Seslowsky


                                                   /s/ Robert C. Clauser, Jr.
                                                   ---------------------------
                                                   Robert C. Clauser, Jr.

                                                   /s/ Bruce Maggin
                                                   ---------------------------
                                                   Bruce Maggin

                                                   /s/ Richard M. Weden
                                                   ---------------------------
                                                   Richard M. Weden

                                                   /s/ Edward T. Reilly
                                                   ---------------------------
                                                   Edward T. Reilly


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                                                   /s/ William A. Roskin
                                                   ---------------------------
                                                   William A. Roskin


                                                   /s/ Joseph Tirinato
                                                   ---------------------------
                                                  Joseph Tirinato


                                                   /s/ Daniel M. Maggin
                                                   ---------------------------
                                                   Daniel M. Maggin


                                                   /s/ Benjamin M. Maggin
                                                   ---------------------------
                                                   Benjamin M. Maggin


                                                   ASTOR PROPRIETARY TRADING
                                                   GROUP, LLC


                                                   By: /s/ Rob Stein
                                                      ---------------------
                                                   Name:   Rob Stein
                                                   Title:  Managing Partner


                                                   TRANSMEDIA CORPORATION

                                                   By: /s/ Harvey Seslowsky
                                                      ------------------------
                                                   Name:   Harvey Seslowsky